CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (FY) (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Statement of Stockholders' Equity [Abstract]
Cash dividends, per share (in dollars per share)	$ 0.44	$ 0.36	$ 0.28
Unrealized gain (loss) on foreign exchange contracts, tax	$ 1,763	$ 45	$ 14
Unrealized gain (loss) on interest rate swap contracts, tax	1,079	230	444
Change in pension and post retirement benefit plans, tax	$ 1,300	$ 2,790	$ 10,279